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                                 EXHIBIT 23(a)


                        CONSENT OF DELOITTE & TOUCHE LLP



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INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of M/I Schottenstein Homes, Inc. on Form S-8 of our reports dated February 27, 1998, appearing in and incorporated by reference in the Annual Report on Form 10-K of M/I Schottenstein Homes, Inc. for the year ended December 31, 1997.


Columbus, Ohio                                     /s/ Deloitte & Touche LLP
January 5, 1999